LEASE SCHEDULE

1. LAND Jandakot agricultural area lot 253 and being lot 36 on plan 19944 and being the whole of the land comprised in certificate of title volume 1631 folio 416 and being known as 240 Barrington Street, Bibra Lakes, Western Australia, 6163.

2. PREMISES                The whole of the Land and the building and
                           improvements thereon.

3. TERM                    Commencement Date: 1 November 2001
                           Date of Expiry: 31 October 2006

4. RENT An annual rental of thirty two thousand dollars ($32,000.00) to be paid in monthly instalments each of $2,666.66

5. RENT REVIEW DATES       (a)  CPI REVIEWS

                                On the 1st, 3rd, 4th, 6th, 7th, 8th, 9th, 11th, 12th, 13th and 14th anniversaries of the Commencement Date during the Term and any further term of this Lease.

                           (b)  MARKET REVIEWS

                                On the 2nd, 5th and 10th anniversaries of the Commencement Date during the Term and any further term of this Lease.

6. PERMITTED USE           Offices, factory and research facility in relation
                           to zinc bromine battery technology.

7. PUBLIC RISK INSURANCE   The public risk insurance shall be in the sum of not
                           less than $5,000,000.00 or such higher amount as the Landlord may reasonably specify from time to time

8. OPTION OF RENEWAL       Two (2) further terms each of five (5) years

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                                                                               2


9.  PAINTING               Every 5 years and in the 3 months prior to the Tenant
                           vacating the Premises

10. ADDRESS OF PARTNERS    LANDLORD

                           Address:   Level 2, Colord House,
                                      33 Colin Street,
                                      West Perth, WA, 6005

                           Fax:       61 8 9481 2434

                           Email:     rapayne@iinet.net.au

                           Attention: Richard Payne

                           TENANT

                           Address:   PO Box 2047,
                                      Kardinya, WA, 6153

                           Fax:       61 8 9310 9381

                           Email:     info@zbbenergy.com

                           Attention: The Directors

                           GUARANTOR

                           Address:   N93 W14475 Whittaker Way,
                                      Menomonee Falls
                                      Wisconsin, USA, 53051

                           Fax:       1 262 253 9822

                           Email:     zbbtec@zbbenergy.com

                           Attention: The Directors

11. SPECIAL CONDITIONS     A. APPROVALS

                           The Tenant is responsible for obtaining all approvals required for carrying on the Tenant's business from the Premises.

                           B. FITOUT

                           The Landlord agrees that the Tenant may construct laboratories and other facilities reasonably required for the Tenant's research, development and manufacturing activities on the Premises (THE FITOUT) on the following terms:

                           (i) prior to commencement of construction of the fitout, the Tenant must prepare plans and specifications of the fitout (THE PLANS) and obtain all statutory and other approvals required by law to the same and the approval of the Landlord, whose approval shall not be unreasonably withheld.

                           (ii) the Tenant shall cause the fitout to be constructed in an expeditious, professional and workmanlike manner:

                                 (a)  in accordance with the plans and any
                                      building licence issued in respect
                                      thereof; and

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                                                                               3


                                 (b)  in compliance with all applicable
                                      building, design and engineering and other applicable standards.

                           (iii) on the termination of this Lease the Tenant
                                 must at its cost remove the fitout and make good any damage to the Premises and leave the Premises in the condition required by this Lease.

                           C. ASSIGNMENT

                           The Landlord agrees that clause 6.2 will not apply to a transfer of shares to a related body corporate (as that term is defined in section 50 of the Corporations Law) of the Tenant's ultimate holding company.

                           D. OPTION TO PURCHASE LAND

                           The Landlord grants to the Tenant the option of purchasing the Land in fee simple absolutely on the following terms:

                           (i) the option shall be exercisable by notice in writing (but not by email) to the Landlord (THE NOTICE) at any time after 31 July 2006 but not later than one months before the expiration of the Term or any renewal or extension of the Term.

                           (ii) the purchase price for the Land shall be the price to be agreed between the parties but should the parties fail to agree the price within 14 days of the giving of the Notice, then the price shall be equal to the then current market value of the Land determined as follows:

                                 (a) the Landlord and the Tenant must each give notice to the other, within 21 days after the giving of the Notice, appointing a valuer licensed under the Land Valuers Licensing Act 1978. If any party fails to make the appointment, the other party may appoint both valuers.

                                 (b) the two valuers must inform each other of their respective views and confer as to whether they can agree on a determination of the current market value of the Land.

                                 (c)  if the two valuers have not delivered a
                                      joint determination within 21 days after the appointment of the second valuer appointed, the price is to be determined by a third valuer licensed under the Land Valuers Licensing Act 1978 appointed by the President for the time being of the Australian Institute of Valuers and Land Economists (Inc.) (W.A. Division) or his nominee at the request of either party. The Landlord and the Tenant must ensure the third valuer makes and delivers his determination within 21 days of being called upon to act and deliver written reasons for his determination. The third valuer's determination shall be conclusive and binding on the Landlord and the Tenant.

                                 (d) each valuer is to act as an expert and not as an arbitrator, and the price determined in accordance with this clause will be the purchase price payable by the Tenant for the Land.

                                 (e) the Landlord and the Tenant must each pay the fees of the valuer appointed by it or on its behalf and half the fees of the third valuer, if any, appointed under sub-paragraph (c).

                                 (f)  the Landlord and the Tenant must each
                                      ensure the valuer appointed by it or on
                                      its behalf does everything contemplated by this clause.

                           (iii) if the option is exercised by the Tenant in
                                 accordance with this clause, the Land shall be sold upon the following terms and conditions:

                                 (a)  within 7 days after agreement or
                                      notification of the determination of the purchase price, the Tenant shall pay a deposit of ten per centum (10%) of the purchase price.

                                 (b) the balance of the purchase price shall be paid in full by a bank cheque within 30 days of agreement or notification of the determination of the purchase price (THE SETTLEMENT DATE).

                                 (c)  if the Tenant, having given the Notice,
                                      shall fail to complete the purchase in
                                      accordance with this clause, the Tenant
                                      shall not be entitled at any subsequent
                                      time to exercise such option and such
                                      option shall be determined but without
                                      prejudice to any rights which the Landlord may have against the Tenant by reason of such default.

                                 (d) save as expressly modified by the terms of this clause, the sale pursuant to the exercise of the option to purchase, shall be deemed to incorporate the conditions known as the Law Society of Western Australia (Inc.) and the Real Estate Institute of Western Australia (Inc.) Joint Form of General Conditions for the Sale of Land 2000 Revision (THE GENERAL CONDITIONS).

                                 (e)  the Tenant shall pay all GST on the
                                      purchase price.

                                 (f)  for all purposes connected with the
                                      exercise of the option time shall be of
                                      the essence.

                                 (g) possession of the Land shall be given by the Landlord to the Tenant on the Settlement Date.

                                 (h) the Land is sold subject to all easements rights interests orders and encroachments (if any) affecting the Land whether or not those easements rights interests orders or encroachments are mentioned on the certificate of title for the Land.

                           (iv) the Tenant shall only have the benefit of this option to purchase the Land, so long as the Landlord's right of re-entry under this Lease shall not have arisen.

LEASE

THIS LEASE made the ______ day of ________________ 2001

BETWEEN GEOFFREY DAVID HANN, ROBERT JOHN PARRY, MICHAEL JOHN PALMER and RICHARD ANDREW PAYNE all care of Level 2, Colord House, 33 Colin Street, West Perth, Western Australia, 6005 (THE LANDLORD)

          ZBB TECHNOLOGIES, LTD ACN 008 958 254 of Level 2, Colord House, 33 Colin Street, West Perth, Western Australia, 6005 (THE TENANT)

AND ZBB ENERGY CORPORATION ARBN 082 338 789 of N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, United States of America, 53051 (THE GUARANTOR)

RECITALS

A    The Landlord is the registered proprietor of the Land.

B. The Landlord has agreed to lease and the Tenant has agreed to take on lease the Premises at the Rent reserved and upon and subject to the terms and conditions contained in this Lease.

OPERATIVE PROVISIONS

1.   INTERPRETATION

1.1  DEFINITIONS

     In this Lease unless the context otherwise requires:

     COMMENCEMENT DATE means the date of commencement of the Term specified in
     Item 3 of the Schedule.

     CPI means the Consumer Price Index (all groups) for Perth published from time to time by the Australian Bureau of Statistics, but in the event that there is any suspension or discontinuance of the Consumer Price Index (all groups) for Perth or its method of calculation is substantially altered then it shall mean any index published which reflects the fluctuations of the cost of living in Perth which the Landlord determines.

     EVENT OF DEFAULT means any event specified in clause 11.2.

     INSOLVENCY EVENT means the happening of any of the following events:

     (a) a body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any of its creditors, except to reconstruct or amalgamate on terms approved by the Landlord;

     (b) an application is made to a court for an order or an order is made that a body corporate be wound up;

     (c) an application is made to a court for an order appointing a liquidator or a provisional liquidator in respect of a body corporate, or one of them is appointed;

     (d) a body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate on terms approved by the Landlord;

     (e)  a body corporate is insolvent as defined in s95A of the Corporations
          Law;

     (f) as a result of the operation of s459F(1) of the Corporations Law, a body corporate is taken to have failed to comply with a statutory demand;

     (g) a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to a body corporate;

     (h) a person becomes insolvent under administration as defined in s9 of the Corporations Law;

     (i) a controller (as defined in s9 of the Corporations Law) is appointed in respect of any part of the property of a body corporate;

     (j) a natural person is unable to pay all his or her debts as and when they fall due and payable;

     (k) a meeting is convened to place a natural person in bankruptcy or an application is made for a natural person to be made bankrupt;

     (l)  a trustee in bankruptcy is appointed to a natural person;

     (m) a natural person proposes to enter into, or enters into, any form of arrangement whether formal or informal with any of its creditors; or

     (n) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

     LAND means the land specified in Item 1 of the Schedule.

     LEASE means this Lease including the Schedule and plan and annexure (if any) annexed hereto.

     OPERATING EXPENSES means all the following moneys expended or payable by the Landlord in connection with the Land or the Landlord's ownership of the Land during the Term, namely:

     (a)  the Rates and Taxes;

     (b)  insurance premiums for the following insurances effected by the
          Landlord:

          (i) insuring the Premises and any plant, equipment and other appliance, fixture and fittings on the Premises that is the property of the Landlord in respect of such usual and necessary risks against which a landlord can and does ordinarily insure to the full reinstatement value thereof;

          (ii) insurance against damage to all glass and plate glass upon or in the Premises;

          (iii) insurance in respect of public liability in relation to the Land; and

          (iv) any other insurance the Landlord may reasonably take out relating to the Landlord's ownership or interest in the Premises.

     PREMISES means the premises specified in Item 2 of the Schedule together with all the plant and equipment, fixtures, fittings, furniture, furnishings and effects in, on or fixed to such premises that are not the property of the Tenant.

     RATE means the rate of interest per annum charged by the Landlord's bank from time to time on unsecured arranged overdrafts of less than $100,000 plus two per cent (2%).

     RATES AND TAXES means:

     (a) all rates, taxes, duties, impositions and fees payable to the local authority in respect of the Premises;

     (b) all water, sewerage and drainage rates and charges payable for the supply of water to the Premises including, but not limited to, meter fees and charges for the disposal of storm water and sewerage; and

     (c) any land tax or other tax in the nature of a tax upon land payable in respect of the Premises (but calculated on a single ownership basis).

     RENT means the annual rental specified in Item 4 of the Schedule as reviewed pursuant to this Lease.

     RENT REVIEW DATE means the dates specified in Item 5 of the Schedule as the date or dates upon which the Rent is to be reviewed.

     SCHEDULE means the Lease Schedule at the beginning of this Lease.

     TERM means the term of this Lease specified in Item 3 of the Schedule subject to the provisions in this Lease for early termination of the Term and, when the context requires, includes any further term and any period of holding over.

1.2  INTERPRETATION

     In this Lease, unless the context otherwise requires:

     (a)  words importing the singular include the plural and vice versa.

     (b)  words of one gender include every other gender.

     (c) words denoting individuals include a firm, body corporate, an unincorporated association and any governmental or other public body or authority of any kind and vice versa.

     (d) references to any statute or other law shall mean such statute or other law as amended or replaced at any time whether before or after the date of this Lease.

     (e) headings shall not effect the construction or interpretation of this Lease.

     (f) references to a clause, paragraph or a schedule is a reference to the same in this Lease.

     (g) a reference to "party" means a party to this Lease and includes that party's personal representatives, successors in title and assigns.

     (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally.

     (i) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally.

     (j) a reference to a document includes that document as amended or replaced.

     (k) a reference to a professional body includes the successors to or substitutes for that body.

     (l) the covenants and obligations on the part of the Tenant are binding upon and enforceable against not only the Tenant but also against any occupier whatever of the Premises or any part thereof from time to time.

     (l) a BUSINESS DAY means a day other than a Saturday, Sunday or State public holiday in Western Australia.

2.   GRANT OF LEASE

     The Landlord leases to the Tenant and the Tenant takes a lease of the Premises for the Term upon and subject to the provisions of this Lease and the covenants and powers implied in every memorandum of lease by virtue of the Transfer of Land Act 1893 so far as they are not excluded or modified.

3.   RENT

3.1  PAY RENT BY INSTALMENTS

     The Tenant must pay the Rent to the Landlord at the address of the Landlord specified in this Lease or at such other place in Western Australia as is nominated by the Landlord from time to time by monthly instalments in advance.

3.2  TIME FOR PAYMENT OF RENT

     The Tenant must pay the monthly instalments of Rent on the Commencement Date and thereafter on the first business day of each month. The first instalment and the last instalment shall (if necessary) be proportionate ones.

4.   RENT REVIEW

4.1  CPI RENT REVIEW

     From each Rent Review Date specified in Item 5(a) of the Schedule the Rent to be paid by the Tenant shall be an amount equal to the Rent for the 12 months prior to such Rent Review Date increased by the inflationary trends disclosed by any variation by way of increase in proportion that the CPI as determined immediately prior to the relevant Rent Review Date bears to the CPI as determined immediately prior to the Commencement Date (in the case of the first Rent Review Date) or the previous Rent Review Date (in each other case). The Landlord will give notice of the amount of such reviewed Rent to the Tenant.

4.2  MARKET RENT REVIEW

     (a) From each Rent Review Date specified in Item 5(b) of the Schedule (MARKET REVIEW DATE) the Rent payable by the Tenant shall be the current market rent of the Premises determined in accordance with this clause 4.2.

     (b)  The Landlord may between the period three (3) months prior to and six
          (6) months after each Market Review Date give to the Tenant a notice in writing of the rate at which the Landlord proposes the Rent shall be payable from the Market Review Date based on the Landlord's own determination of the current market rent of the Premises (THE PROPOSED
          RENT).

     (c) If the Tenant does not within 10 business days of receiving notice of the Proposed Rent give the Landlord notice that he does not agree to pay the Proposed Rent, the Tenant is deemed to have agreed to pay the Proposed Rent. If the Tenant agrees, or is deemed to have agreed, to pay the Proposed Rent then the Rent from the relevant Market Review Date shall be the Proposed Rent.

     (d) If within 10 business days of receiving notice of the Proposed Rent, the Tenant gives the Landlord notice that it does not agree to pay the Proposed Rent:

          (i) the Landlord and Tenant must during the period of 10 business days after the Tenant gives notice that it does not agree to pay the Proposed Rent meet and negotiate in good faith with a view to agreeing the current market rent of the Premises.

          (ii) unless the Landlord and the Tenant agree the current market rent of the Premises under sub-paragraph 4.2(d)(i), the current market rent of the Premises must be determined by a single qualified valuer licensed under the Land Valuers Licensing Act 1978 to be appointed by the President for the time being of the Australian Institute of Valuers and Land Economists (Inc.) (W.A. Division) at the request of either party.

     (e) The valuer is to act as an expert and not as an arbitrator, and the current market rent of the Premises determined in accordance with this clause will be the Rent payable by the Tenant from the relevant Market Review Date.

     (g) The valuer's determination shall be conclusive and binding on the Landlord and the Tenant. The Landlord and the Tenant must each pay one half the valuer's fees.

4.3  RENT MAY BE REVIEWED LATER

     The Landlord shall not by reason of his failure to review the Rent at the time specified in clauses 4.1 or 4.2 forfeit its right to have the Rent reviewed from the relevant Rent Review Date and may at any time thereafter review the Rent in accordance with clauses 4.1 or 4.2, in which case such reviewed Rent shall date back to and be payable from the relevant Rent Review Date.

4.4  RENT UNTIL REVIEW

     Until the Rent is reviewed the Rent payable immediately before the applicable Rent Review Date must be paid and any necessary adjustment shall be made on the next day for payment of the Rent after the amount of the Rent is agreed or determined.

5.   OPERATING EXPENSES

5.1  PAYMENT OF OPERATING EXPENSES

     The Tenant must pay:

     (a) the Rates and Taxes by the due date for payment where they are assessed directly against the Tenant or the Premises; and

     (b) to the Landlord the Operating Expenses (excluding the Rates and Taxes where the Tenant has paid them in accordance with paragraph (a)) within 10 business days of written demand being made by the Landlord to the Tenant.

5.2  DETERMINATION OF AMOUNT OF OPERATING EXPENSES

     Payments on account of the Operating Expenses shall be determined by reference to accounts received by the Landlord from the relevant government, authority, contractor, agent or supplier in respect of the Operating Expenses.

5.3  UTILITY CHARGES

     The Tenant must duly and punctually pay and discharge all charges and meter rents and connection and meter installation charges in respect of light, power, gas, water, garbage and waste disposal and all other utilities and services (including, but not limited to any telephone services) which are separately levied, charged, assessed or imposed against or in respect of the Premises.

6.   ASSIGNMENT AND SUB-LETTING

6.1  PROHIBITION

     The Tenant must not assign, sub-let, part with the possession of or dispose of the Premises, or any part thereof without the prior written consent of the Landlord, which consent will not be unreasonably withheld if:

     (a) the proposed assignee or sub-lessee is a respectable, responsible and suitable person of good financial standing and reputation, the onus of proof of which to the reasonable satisfaction of the Landlord shall be upon the Tenant;

     (b) no Event of Default has occurred which has not been remedied or waived;

     (c) the Tenant procures the execution by such assignee or sub-lessee of an assignment or sub-lease of this Lease (prepared by the Landlord's solicitors at the Tenant's expense) to which the Landlord is a party in such form and upon such reasonable terms and conditions as the Landlord requires;

     (d) the Tenant pays all the reasonable costs and expenses incurred by the Landlord in respect of the assignment or sub-letting of this Lease including, without limitation, any enquiries made in relation to any prospective assignee or sub-lessee; and

     (e) if the assignee is a corporation, the Tenant must procure the guarantee and indemnity of the obligations to be assumed by the proposed assignee by the directors of that corporation on terms acceptable to the Landlord.

6.2  CHANGE IN SHARE HOLDING

     Where the Tenant is a corporation, any change in the principal shareholders of the Tenant which has the effect of altering the effective control of the Tenant is deemed to be an assignment of this Lease. In this clause 6.2, "effective control" means control of the composition of the board of directors or control of more than 50% of the shares with the right to vote in general meetings of the corporation.

6.3  EXCLUSION OF STATUTORY PROVISIONS

     Sections 80 and 82 of the Property Law Act 1969 are excluded from any assignment or sub-lease of this Lease.

7.   OPERATION AND USE OF PREMISES

7.1  USE

     The Tenant must use and occupy the Premises only for the purpose of conducting the business or permitted use specified in Item 6 of the Schedule.

7.2  RESTRICTIONS ON USE

     The Tenant must not:

     (a)  use or permit to be used any part of the Premises as living quarters;

     (b)  carry on or do, or permit to be carried on or done, in or upon the
          Premises:

          (i)   any noxious or offensive art trade business or calling;

          (ii)  anything which is or may be unlawful, illegal or immoral;

          (iii) anything which is or may become a nuisance, annoyance or damage to the owners or occupiers of any adjoining premises; and

          (iv) anything which constitutes, or is likely to constitute, an infringement of any statute or regulation now or hereafter in force having control over or affecting the Premises or the Tenant's business;

     (c) hold any auction fire or bankruptcy sales in the Premises without the prior written consent of the Landlord;

     (d) place, or allow to be placed or maintained on the roof or any exterior part of the Premises, any television or wireless antennae or mast or other apparatus of any kind without the prior written consent of the Landlord;

     (e) use, or permit to be used, any method or form of lighting, heating or cooling in the Premises except those provided by the Landlord;

     (f) without the prior approval of the Landlord install any electrical equipment on the Premises that overloads the cables switchboards or sub-boards through which electricity is conveyed to the Premises;

     (g) keep any live animal, bird or reptile on the Premises without the prior written consent of the Landlord;

     (h) use, or permit to be used, the lavatories, drains, grease traps and other sanitary appliances installed in the Premises for any purpose other than that for which they were constructed;

7.3  CONDUCT OF BUSINESS

     The Tenant must conduct its business in a proper and businesslike manner.

7.4  SECURITY

     The Tenant must use its best endeavours to protect and keep the Premises and any property therein safe from theft or robbery and keep all doors windows and other openings closed and securely fastened when the Premises are not open for business.

7.5  SUITABILITY

     The Landlord does not expressly or impliedly warrant that the Premises are suitable or adequate for all or any of the purposes of the Tenant and all warranties (if any) as to suitability and adequacy of the Premises implied by law are excluded to the extent permitted by law.

7.6  APPROVALS

     The Tenant must obtain any permits or approvals required from any governmental or other authority to enable the Tenant to use the Premises in the manner specified in Item 6 of the Schedule.

7.7  COMPLY WITH LEGISLATION

     The Tenant must at all times comply with all statutes, regulations and by-laws and all notices, orders and requirements of any governmental or other competent authority including, without limiting the generality of the foregoing, the West Australian Fire Brigade Board and the Insurance Council of Australia which relate to the:

     (a)  Premises or any part thereof;

     (b)  use or occupancy of the Premises; or

     (c) number or sex of the persons working in or from or at any time occupying or visiting the Premises.

7.8  SIGNS

     The Tenant must not without the prior written consent of the Landlord (which consent will not be unreasonably withheld) construct display affix or exhibit on or to the exterior of the Premises any signs lights embellishments advertisements names or notices visible from outside the Premises. Should the Landlord grant its consent under this clause the Tenant shall be responsible for obtaining any approvals required from any local authorities or otherwise to affix or erect any signs light embellishments advertisements names or notices.

7.9  NOT TO ENCUMBER

     The Tenant must not without the prior written consent of the Landlord mortgage, create any lien over, charge or otherwise encumber the interest or any part of the interest of the Tenant in this Lease.

7.10 LICENCES

     If the Premises are licensed under any legislation, the Tenant must:

     (a) carry on in a proper and orderly manner any activity in relation to the licence;

     (b) comply with all laws and the requirements and orders of all authorities with respect to the licence;

     (c)  do all things necessary to maintain the licence at the Premises; and

     (d)  not during the Term without the Landlord's consent:

          (i)   remove or apply to remove the licence from the Premises;

          (ii)  surrender or attempt to surrender the licence;

          (iii) dispose of, deal with or part with possession of any interest in the licence; or

          (iv) create or allow to come into existence any encumbrance over the licence.

8.   INSURANCE AND INDEMNITIES

8.1  TENANT TO EFFECT INSURANCE

     The Tenant must maintain with insurers approved by the Landlord (which approval shall not be unreasonably withheld) at all times during the Term and, where required, in the respective names of the Tenant and the Landlord for their respective rights and interests:

     (a) public risk insurance in the sum of not less than the amount specified in Item 7 of the Schedule;

     (b) comprehensive insurance in respect of the plant, equipment, fittings, furniture, chattels, stock and effects of the Tenant on the Premises for full replacement value including but not limited to damage to the Premises arising from any actual or attempted unauthorised entry to the Premises;

     (c)  any other insurance required by law of the occupier of premises; and

     (d) worker's compensation insurance with unlimited cover and extension cover for common law liability for at least the same amount specified in Item 7 of the Schedule.

8.2  PRODUCE POLICIES

     The Tenant will whenever required produce to the Landlord the policies of insurance required to be taken out by the Tenant in accordance with this Lease and the receipts for the current year's premiums.

8.3  MAINTAIN INSURANCE

     The Tenant must not vary, cancel or allow to lapse the insurance required to be effected by the Tenant under clause 8.1.

8.4  TENANT NOT TO PREJUDICE INSURANCE

     The Tenant must not do, or permit to be done, anything which:

     (a)  increases any insurance premium;

     (b)  adversely affects any insurance taken out by the Landlord; or

     (c)  otherwise prejudices any insurance,

     in connection with the Premises.

8.5  INDEMNITY

     The Tenant must indemnify and keep indemnified the Landlord from and against all actions claims demands losses damages costs and expenses which the Landlord may sustain or incur in connection with:

     (a) breach of covenant: loss damage or injury to property or person inside or outside the Premises to the extent caused by or contributed to by the act, omission, neglect or default of the Tenant or any employee, agent or contractor of the Tenant;

     (b) misuse: the negligent use or misuse waste or abuse by the Tenant or any employee, agent or contractor of the Tenant of any water, gas or electricity or other services to the Premises;

     (c) escape of harmful agent: the overflow, leakage or escape of water, fire gas, electricity or any other harmful agent in or from the Premises to the extent caused by or contributed to by the act, omission, neglect or default of the Tenant or any employee, agent or contractor of the Tenant; or

     (d) use of the Premises: loss damage or injury from any cause whatsoever to property or person to the extent caused by or contributed to by the use of the Premises by the Tenant or any employee, agent or contractor of the Tenant or other person claiming through or under the Tenant.

8.6 RESTRICTIONS ON LIABILITY OF LANDLORD The Landlord shall not be liable to the Tenant:

     (a)  for any act or omission of any other person in the Premises;

     (b) from any malfunction, interruption or failure in relation to the water, gas, electricity, air-conditioning, fire fighting equipment or other services to the Premises, including, without limitation, any other breakdown of any plant or equipment in the Premises;

     (c) for any other accident, blockage or damage affecting the Premises or any of the appurtenances contained in the Premises including, without limitation, the blockage of any sewer, drain, gutter, or downpipe or break in any pipe or wire; or

     (d)  for any other loss or damage from any cause,

     except for the Landlord's own negligence or that of any employee, agent or contractor of the Landlord.

9.   REPAIR AND MAINTENANCE

9.1  REPAIR BY TENANT

     The Tenant must maintain, repair and keep the Premises and every part thereof (including, but not limited to, all plant and equipment, glass and plate glass, floor and window coverings, partitioning, light fittings, air conditioning plant, lavatories, sinks, drains, fire hydrant, sewerage and plumbing facilities, gas and electrical installations and facilities and other fixtures, fittings, furniture and effects in, on or fixed to the Premises) in good and substantial repair order and condition, reasonable fair wear and tear and damage from any causes mentioned in the Landlord's insurance contract excepted save where the insurance moneys shall have been rendered irrecoverable by some act omission or default on the part of the Tenant or any employee, agent, contractor or visitor of the Tenant.

9.2  MAINTAIN DRAINS

     The Tenant must:

     (a) keep that part of any drains, pipes and other conduits originating in or connected to the Premises in a clean and free flowing condition;

     (b) regularly clean and maintain any grease traps serving the Premises, whether or not within the Premises; and

     (c) promptly clean all blockages in the drains, pipes and other conduits and grease traps.

9.3  LANDLORD MAY REPAIR IF FAILURE BY TENANT

     If the Tenant fails to repair and maintain the Premises in accordance with this Lease within 10 business days of service of a notice upon the Tenant requiring the Tenant to do so, the Landlord and all persons authorised by the Landlord may thereafter enter the Premises with all necessary materials and appliances and carry out such maintenance and repair at the cost of the Tenant who shall pay such costs to the Landlord upon demand.

9.4  ENTRY AND REPAIR BY LANDLORD

     The Landlord and persons authorised by the Landlord may after giving reasonable notice to the Tenant (or in an emergency without notice) enter the Premises:

     (a)  to view and inspect the state of repair and condition of the Premises;

     (b) with workmen and others and all necessary materials for the purpose of:

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                                                                              13


          (i) complying with any notice or order of any authority having jurisdiction or authority over or in respect of the Premises for which the Tenant is not liable under this Lease; or

          (ii) carrying out any repair, renovation, maintenance, alteration or replacement to the Premises; and

     (c) to carry out any modification or structural alterations to the Premises which it considers necessary or other works required by any authority having jurisdiction or authority over or in respect of the Premises.

     In the exercise of its rights under this clause the Landlord will cause as little inconvenience to the Tenant as practicable.

9.5  KEEP CLEAN

     The Tenant must keep the Premises (including the windows) clean and clear of rubbish, debris and vermin.

9.6  ALTERATIONS

     The Tenant must not without the written consent of the Landlord which consent shall not unreasonably withheld:

     (a) make, or permit to be made, any alterations or additions to the Premises;

     (b)  remove or alter any partitioning;

     (c) cut or injure, or permit to be cut or injured, any of the timbers, ceiling or walls of the Premises;

     (d) install fixtures and fittings in the Premises which consent shall not be unreasonably withheld in relation to fixtures and fittings necessary for the operation of the Tenant's business.

9.7  NO STRUCTURAL REPAIR BY TENANT

     Despite anything in this clause 9, the Tenant has no obligation to carry out any structural maintenance, replacement or repair except when made necessary by any act neglect default or omission by the Tenant or any employee, agent, contractor, visitor or customer of the Tenant or by virtue of the Tenant's business on the Premises. The Landlord has no obligation to carry out any work made necessary by any act neglect default or omission by the Tenant or any employee, agent, contractor or customer of the Tenant or by virtue of the Tenant's business on the Premises.

9.8  PAINT

     The Tenant must in each of the periods referred to in Item 9 of the Schedule paint the inside walls and other parts of the Premises now or usually painted with good quality and suitable materials in colours first approved by the Landlord (which approval will not be unreasonably withheld) in a good and workmanlike manner to the reasonable satisfaction of the Landlord.

9.9  MAKE GOOD DAMAGE

     The Tenant must make good any breakage defect or damage to the Premises or to any adjoining premises or to any facility or appurtenance thereof caused by or contributed to by the act, omission, neglect or default of the Tenant or any employee, agent or contractor of the Tenant.

9.10 NOT TO OVERLOAD THE STRUCTURE

     The Tenant must at all times ensure that the floors of the Premises or any walls, pillars or other parts thereof are not broken, strained or damaged by overloading or from any other cause.

9.11 PASS ON NOTICES TO LANDLORD

     If the Premises are damaged, or if the Tenant receives any notice from any governmental authority with respect to the Premises, the Tenant must immediately give notice in writing to the Landlord of such damage or notice.

10.  LANDLORD'S RIGHTS AND OBLIGATIONS

10.1 QUIET ENJOYMENT

     If the Tenant complies with the Tenants obligations under this Lease, the Tenant may hold and enjoy the Premises during the Term without any interruption by the Landlord but subject to the rights of the Landlord under this Lease.

10.2 STRUCTURAL REPAIR BY LANDLORD

     The Landlord undertakes to carry out structural maintenance, replacement or repair to the Premises that is necessary to maintain the Premises in a safe, weather proof and water tight condition and in respect of which the Tenant has given written notice to the Landlord, except that the Landlord is not required to undertake such maintenance, replacement or repair when it is made necessary by any act neglect default or omission by the Tenant or any employee, agent, contractor, visitor or customer of the Tenant or by virtue of the Tenant's business on the Premises.

10.3 EXECUTION OF WORKS

     The Landlord may:

     (a) execute any works which by law it is bound and has been required to execute on the Premises or any part thereof;

     (b)  repair or rebuild any part of the Premises;

     (c) construct, erect, lay down, alter, repair, cleanse or maintain any drain, ventilator, shaft, pipe or wire in connection with the Premises or any part thereof;

     (d)  underpin; or

     (e) reinstate or re-build the Premises or any part thereof in case of damage,

     and in any such case the Landlord may with or without employees, agents and contractors and appliances enter upon the Premises and carry out such works doing as little damage as practically possible to the Premises and restoring the same without unreasonable delay but without making compensation for any damage or inconvenience to the Tenant.

10.4 INSPECTION BY PROSPECTIVE TENANTS OR PURCHASERS

     The Landlord, or a person authorised by the Landlord, may on giving the Tenant reasonable notice of entry or the display:

     (a) enter the Premises when the Premises are open for trading to allow prospective purchasers or tenants of the Premises to inspect the Premises;

     (b) display inside or outside the Premises a sign containing any information which the Landlord sees fit indicating the availability of the Land for purchase; and

     (c) during the 3 months before the end of the Term display inside or outside the Premises a sign containing any information which the Landlord sees fit indicating the availability of the Premises for lease or other occupation.

10.5 CHANGE OF LANDLORD

     If the Landlord sells the Land so that the Tenant becomes obliged to perform its obligations under this Lease in favour of another person, then:

     (a) the Landlord is released from its obligations under this Lease arising after the Tenant receives notice of the sale; and

     (b) the Tenant must at the cost of the Landlord enter into the documents the Landlord or the other person reasonably requires to enable the other person to enforce the benefit of all the obligations owed under this Lease in that other person's name.

11.  DEFAULT

11.1 ESSENTIAL TERMS

     Each of the obligations of the Tenant which are specified in this clause are essential terms of this Lease provided that the presence of this clause shall not mean or be deemed to mean that there are no other essential terms in this Lease:

     (a)  the obligations to pay money under clauses 3, 5.

     (b)  the obligations under clauses 6.1, 7.1, 7.9, 8.1, 9.1, 9.6, 17.2.

11.2 EVENT OF DEFAULT

     An Event of Default occurs if:

     (a) the Rent is at any time unpaid for 7 days after becoming due, whether formally demanded or not;

     (b) the Tenant fails to comply with any other of its obligations under this Lease, whether or not an essential term, and the non-compliance is not remedied within 14 days after the Landlord notifies the Tenant of its occurrence;

     (c) an Insolvency Event occurs in respect of the Tenant or any guarantor of the Tenant; or

     (d) any execution is issued against the Tenant and is not stayed satisfied or withdrawn within 30 days thereof.

11.3 LANDLORD MAY TERMINATE LEASE

     If an Event of Default occurs the Landlord may:

     (a) terminate this Lease by re-entering the Premises, or any part of the Premises in the name of the whole, without notice, or if required by law, with notice; or

     (b)  terminate this Lease by notice to the Tenant.

11.4 DAMAGES FOR DEFAULT

     (a) If an Event of Default occurs and as a result this Lease is terminated, the Tenant must indemnify and keep indemnified the Landlord against any liability, loss or damage arising from; and costs and expenses (including legal costs on a full indemnity basis) incurred:

          (i) in connection with the termination of the Lease including, without limitation, the Landlord re-entering the Premises and the Landlord attempting to mitigate its loss;

          (ii) as a result of the Landlord not receiving the benefit of the Tenant performing its obligations under this Lease from the date of termination until the expiry of the Lease by the passing of time.

     (b) The Landlord shall be entitled to recover damages against the Tenant if an Event of Default occurs for the loss and damage suffered by the Landlord during the entire Term of this Lease, including the periods before and after such event of default.

     (c) The Landlord's entitlement to recover damages shall not be effected or limited by:

          (i)   the Tenant abandoning or vacating the Premises;

          (ii)  the Landlord electing to re-enter or terminate this Lease;

          (iii) the Landlord accepting the Tenant's repudiation; or

          (iv)  a party's conduct constituting a surrender by operation of law.

     (d) The acceptance by the Landlord of Rent or other moneys under this Lease shall not constitute a waiver of a preceding breach or an acceptance of the repudiation of this Lease by the Tenant.

     (e) After termination of this Lease the Landlord shall take reasonable steps to mitigate its loss but the Landlord's attempts to mitigate its loss is not an acceptance or waiver of the Tenant's breach or repudiation or a surrender by operation of law.

11.5 INTEREST

     If the Tenant shall fail to pay to the Landlord any moneys which are payable by the Tenant to the Landlord under the terms of this Lease within 7 days from the due date for payment the Tenant shall pay to the Landlord on demand interest calculated daily at the Rate from the date the same was due and payable until the same shall be actually paid (and also upon any judgment which the Landlord may obtain against the Tenant from the date of any such judgment until the same shall be satisfied).

12.  TENANT'S OBLIGATIONS ON TERMINATION

12.1 YIELDING UP

     The Tenant must on the expiration or sooner determination of the Term peaceably vacate the Premises in the condition required by this Lease.

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                                                                              16


12.2 REMOVAL OF TENANT'S PROPERTY

     At or prior to the determination of the Term the Tenant must remove from the Premises all plant, equipment, signs, fixtures, furnishings, fittings, chattels, effects and other articles upon the Premises brought upon the Premises by the Tenant (other than those the property of the Landlord) and in such removal the Tenant must make good to the reasonable satisfaction of the Landlord any damage which may be occasioned by such removal.

12.3 PROPERTY NOT REMOVED BY TENANT

     Any plant, equipment, signs, fixtures, furnishings, fittings, chattels, effects and other articles not removed by the Tenant in accordance with clause 12.2 will be deemed abandoned by the Tenant and will become the absolute property of the Landlord (without prejudice to the other rights or remedies of the Landlord) and may in the absolute discretion of the Landlord be sold or stored at the cost of the Tenant. If any such items are sold the Landlord must account to the Tenant for the net proceeds but if the Tenant is indebted to the Landlord for any amount the Landlord may retain sufficient of these proceeds to offset that indebtedness.

12.4 KEYS

     The Tenant must return to the Landlord on the expiry or sooner determination of the Term all keys provided by the Landlord for locks on doors or other openings in or from the Premises.

13.  DESTRUCTION OR DAMAGE

13.1 DAMAGE OR DESTRUCTION BY FIRE OR OTHER CAUSE

     If the Premises is damaged or destroyed, so that the whole or a substantial part of the Premises is unfit for occupation and use by the Tenant and have not been made good within 2 weeks after such damage or destruction occurred, then, subject to clause 13.2:

     (a) a proportionate part of the Rent according to the nature and extent to which the Premises are not fit for occupation and use by the Tenant shall after the expiration of such 2 week period be abated by the Landlord until the Premises shall again be rendered fit for occupation and use;

     (b) any dispute concerning such abatement shall be referred to the award of a single arbitrator in accordance with the provisions of the Commercial Arbitration Act 1985 (and either party may be represented by a legal practitioner or other qualified representative in any such proceeding); and

     (c) the Tenant must pay full Rent without any deduction until the amount of the Rent to be reduced is agreed or the date of the award of the arbitrator referred to in paragraph (b) whereupon the Landlord shall refund any Rent which according to such award has been overpaid.

13.2 NO ABATEMENT IF INSURANCE RENDERED INEFFECTIVE

     If the insurance policy insuring against the damage to or destruction of the Premises is rendered ineffective or payment of the policy moneys refused in consequence of some act or default of the Tenant or an employee, agent, contractor or customer of the Tenant, the Rent shall not be suspended and the Tenant shall not be entitled to any suspension or abatement of Rent.

13.3 NON-REINSTATEMENT OF PREMISES

     If the Premises is damaged or destroyed, so that the whole or a substantial part of the Premises is unfit for occupation and use by the Tenant:

     (a) the Landlord will use its reasonable endeavours to reinstate the Premises as soon as practicable after such occurrence, provided that the Landlord will be under no obligation to reinstate the Premises where such damage or destruction was caused, or the insurance in respect thereof rendered ineffective, by any act, omission or default of the Tenant or an employee, agent, contractor or customer of the Tenant.

     (b) if the Premises are not reinstated by the Landlord within 4 months of such occurrence, then:

          (i) either party shall be at liberty by notice in writing to the other to terminate this Lease from the date of the giving of such notice without prejudice to the right of the Landlord to take proceedings against the Tenant for any antecedent breach by the Tenant of its obligations under this Lease.

          (ii) the Tenant shall not be entitled to determine this Lease under subparagraph (i) if such damage or destruction was caused, or the insurance in respect thereof rendered ineffective, by any act, omission or default of the Tenant or an employee, agent, contractor or customer of the Tenant.

     (c) any dispute concerning this clause shall be referred to arbitration as provided in paragraph 13.1(b).

14.  OPTION TO RENEW

14.1 TENANT'S RIGHT TO RENEW

     If the Tenant:

     (a)  has paid the Rent regularly during the Lease;

     (b) has not failed to observe and perform its obligations during the Lease in a way which has been serious or persistent or both;

     (c)  notifies the Landlord in accordance with clause 14.2; and

     (d) between the time of notification and the end of the Term, duly and punctually pays the Rent and observes and performs its obligations under this Lease,

     then the Landlord must grant and the Tenant must take a new lease of the Premises in accordance with the provisions set out in clauses 14.3 and 14.4.

14.2 NOTICE OF EXERCISE

     Notice of exercise of option:

     (a) must clearly state that the Tenant wishes to take a further lease of the Premises in accordance with the option contained in the Lease; and

     (b) must be served on the Landlord not earlier than 6 months and not later than 3 months before the expiration of the Term.

14.3 LEASE FOR FURTHER TERM

     The new lease is to be identical with this Lease except that:

     (a) the new lease will begin immediately after the end of the Term and will be for the term first specified in Item 8 of the Schedule;

     (b) the Rent shall continue to be subject to review in accordance with the terms of this Lease notwithstanding part of a Rent Period might have elapsed before this option for renewal was exercised; and

     (c) the new lease will exclude any option for renewal that has already been exercised:

          (i) if the particulars of the further term of new lease are the only particulars specified in Item 8 of the Schedule, by deleting this clause 14 and Item 8 of the Schedule from the new lease; or

          (ii) if the particulars of more than one further term are specified in
               Item 8 of the Schedule, by deleting the particulars of the further term first specified from Item 8 of the Schedule in the new lease.

14.4 EXTENSION OF LEASE

     To evidence the new lease of the Premises, the parties hereto shall as soon as practicable enter into a deed of extension of lease prepared by the Landlord's solicitors and the Tenant shall pay the Landlord's reasonable legal costs of preparing such deed and all stamp duty thereon.

14.5 WHERE NO FURTHER TERM

     This clause 14 does not apply to this Lease if the words "Not Applicable" appear in Item 8 of the Schedule.

15.  HOLDING OVER

     That if the Tenant shall upon the expiration of the Term or any extension of the Term continue to occupy the Premises with the consent of the Landlord he shall do so as a monthly tenant at a monthly Rent equal to one twelfth (1/12th) of the total annual Rent paid by him for the last year or extended year of the Term upon the same terms as are contained in this Lease insofar as they are applicable, such tenancy being determinable by one month's notice in writing given by either party to the other.

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                                                                              18


16.  RESTRICTIONS ON REGISTRATION AND CAVEATS

16.1 NO REGISTRATION AND ABSOLUTE CAVEAT

     The Tenant must not register this Lease or lodge any absolute caveat over the title to the Land or any part thereof to protect the interest of the Tenant under this Lease and in the event of any such lease or caveat being registered or lodged the Tenant irrevocably appoints the Landlord the agent and attorney of the Tenant to surrender sign and withdraw any such lease or caveat.

16.2 SUBJECT TO CLAIM CAVEAT

     The Tenant may lodge a subject to claim caveat over the title to the Land or any part thereof to protect the interest of the Tenant under this Lease. The Tenant must withdraw any such caveat upon the termination or earlier determination of this Lease. The Tenant irrevocably appoints the Landlord the agent and attorney of the Tenant to sign and withdraw any such caveat and the cost of any such signing and withdrawal shall be borne and paid by the Tenant upon demand.

17.  COSTS AND EXPENSES

17.1 COSTS FOR PREPARATION

     The Tenant must pay to the Landlord:

     (a) all the reasonable costs of and incidental to the instructions for and the negotiation preparation execution and stamping of this Lease;

     (b)  all stamp duties payable on this Lease; and

     (c) all reasonable costs incurred by the Landlord of and incidental to issuing any notices or making any applications (if applicable), to the Western Australian Planning Commission or any other governmental authority.

17.2 DEFAULT COSTS

     The Tenant must pay to the Landlord on demand the reasonable costs and expenses of the Landlord in connection with the enforcement or preservation or exercise of rights under this Lease, including without limitation the costs charges and expenses of a notice under s81 of the Property Law Act 1969.

17.3 AMOUNT OF LEGAL COSTS

     Any legal costs to be paid by the Tenant under this Lease are to be paid on the higher of a full indemnity basis or a solicitor and own client basis.

17.4 GOODS AND SERVICES TAX

     (a)  In this clause:

          (i) GST means any goods and services tax, consumption tax or similar value added tax imposed on the sale of goods and supply of services and includes the goods and services tax (GST) imposed under the GST Act.

          (ii) GST ACT means A New Tax System (Goods and Services Tax) Act 1999 and includes other GST related legislation and regulations under the legislation, as amended from time to time.

          (iii) TENANT PAYMENT includes every amount (other than GST) payable by the Tenant to the Landlord pursuant to this deed including, but not limited to, Rent, Operating Expenses, any other expenses or payments, monetary compensation for breach of this Lease and any legal costs associated with that monetary compensation.

          (iv) except for defined terms in this deed, terms used in this clause have the same meaning as in the GST Act.

     (b)  Each Tenant Payment is exclusive of GST.

     (c) Each Tenant Payment must be increased by the GST applying to that Tenant Payment, or imposed on the Taxable Supply in respect of which that Tenant Payment is made, and the Tenant shall pay that GST at the same time the Tenant Payment is due under this Lease.

     (d) The Landlord must provide the Tenant with a Tax Invoice as required by the GST Act in respect of each Tenant Payment to which GST applies or is imposed.

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                                                                              19


18.  NOTICES

18.1 GIVING OF NOTICE

     Any notice or other communication in connection with this Lease:

     (a)  must be in writing;

     (b) may be signed by the party giving it or its solicitor or agent, provided that an email is not required to be signed; and

     (c)  must be given or served in any of the following ways, namely:

          (i)   in a manner authorised by law or by personal delivery;

          (ii) sent by prepaid post to the address of the addressee specified in item 10 of the Schedule;

          (iii) sent by fax to the fax number of the addressee specified in item 10 of the Schedule; or

          (iv)  sent by email to the email address of the addressee specified item 10 of the Schedule,

          or if the addressee notifies another address, fax number or email address in accordance with this clause then to that address, fax number or email address.

18.2 TIME NOTICE GIVEN

     Any notice or other communication in connection with this Lease takes effect from the time it is received and, unless a later time is specified, is taken to be received:

     (a)  if served or given by personal delivery, at the time it is delivered;

     (b)  if left at the address of the addressee, at the time it is left;

     (c) if sent by prepaid ordinary post to the address of the addressee, at the expiration of 2 business days after posting;

     (d) if sent by fax, on the next business day following the date the fax was transmitted provided that there is a transmission report by the machine from which the fax was sent which indicates that the fax was sent in its entirety to the fax number of the addressee without error; and

     (e) if sent by email, on the next business day following the date the email was sent unless the sender is aware or the sender's internet service provider notifies the sender that the email was not sent successfully.

18.3 SERVICE OF PROCESS

     The parties agrees that service of any legal process (including, without limitation, any writ of summons) may be effected by delivering or leaving it at any address referred to in clause 18.2 or by any other method permitted by law.

19.  STRATA TITLE PROVISIONS

19.1 STRATA LOT

     If the Premises are a lot or part of a lot under the Strata Titles Act, 1985 (THE ACT) the parties agree that:

     (a) this Lease shall be subject in all respects to all easements rights reservations and powers mentioned in the Act except insofar as the same are hereby modified or negatived.

     (b) the Tenant and the Tenant's permitted assigns and sub-tenants and the Tenant's employees, customers and contractors shall have the right in common with the Landlord and the registered proprietors of all the other strata lots comprised in the strata plan of which the Premises form part to use the common property comprised in the strata plan subject to the by-laws of the strata company and to all rules and regulations made by the strata company in relation thereto.

     (c) the Landlord shall pay all contributions levied by the strata company in respect of the Premises.

     (d) the Tenant shall comply with the Act and all by-laws and rules and regulations for the time being in force made by the strata company pursuant to its by-laws.

     (e) the Tenant has no claim or rights against the Landlord in consequence of the exercise by the strata company of any of the strata company's rights, duties or powers under the Act.

19.2 SUBDIVISION OR STRATA PLAN

     If the Landlord wishes to subdivide the Land or register a strata plan in respect of the Land or a part which includes the Premises, the Tenant must upon request by the Landlord withdraw any caveat lodged by the Tenant. Registration of a plan of subdivision or the strata plan will not terminate this Lease but upon registration of a strata plan:

     (a) the Landlord must furnish the Tenant with a complete copy of the by-laws of the strata company; and

     (b)  the Tenant must comply with the provisions of clause 19.1.

20.  GENERAL PROVISIONS

20.1 SEVERANCE

     If any provision of this Lease or its application to any person or circumstance is or becomes invalid or unenforceable the remaining provisions of this Lease shall continue in full force and effect to the fullest extent permitted by law.

20.2 MORATORIUM

     Any present or future legislation which has the effect of varying the obligations of the Tenant under this Lease with the result that the Landlord's rights, powers or remedies are adversely affected is excluded so far as such exclusion is lawful.

20.3 CONSENTS AND APPROVALS

     Save as otherwise provided in this Lease, the Landlord may grant or refuse its consent or approval or grant its consent or approval subject to such conditions as the Landlord in its absolute discretion determines.

20.4 WAIVER AND VARIATION

     No party may waive or vary any provision of or right created by this Lease except in writing signed by the party or parties to be bound.

20.5 EXERCISE OF RIGHTS

     The Landlord may exercise a right, power or remedy at its discretion separately or concurrently with any other right, power or remedy. An exercise of any right, power or remedy does not prevent a further exercise of a power right or remedy and a failure to exercise or a delay in exercising any power right or remedy does not prevent its exercise.

20.6 FURTHER ASSURANCES

     If requested by the Landlord the Tenant must execute documents and do all other things necessary or appropriate to bind the Tenant under this Lease.

20.7 STATUTORY POWERS

     The powers and covenants conferred or implied under any applicable statute and all regulations by-laws requisitions or orders made under any statute by any other competent authority shall (except to the extent inconsistent with the express terms expressed in this Lease) be in augmentation of all or any of the rights powers and remedies of the Landlord.

20.8 ENTIRE AGREEMENT

     The provisions of this Lease comprise the entire agreement between the parties and supersede all prior agreements and understanding between the Landlord and the Tenant in relation to the Premises.

20.9 NO WARRANTY

     The Tenant acknowledges that the Tenant has not been induced to enter into this Lease by any verbal or written representation or warranty by or on behalf of the Landlord. The Tenant shall be taken to have entered into this Lease in reliance solely upon the Tenant's own examination, inspection and inquiry and not on any representation or warranty made or alleged to have been made by or on behalf of the Landlord.

20.10 SPECIAL CONDITIONS

     The special conditions (if any) as specified in Item 11 of the Schedule shall be and be deemed to be incorporated in this Lease as if fully set out herein and in the event that any inconsistency arises between the special conditions and any other provisions of this Lease the special conditions shall prevail.

20.11 PAYMENTS

     The Tenant must make all payments under this Lease without any set-off or counterclaim and free and clear of any withholding or deduction.

20.12 ANTECEDENT BREACHES

     The expiry or termination of this Lease does not affect the rights of the Landlord for a breach of this Lease by the Tenant before the expiry or termination of the Lease.

20.13 COUNTERPARTS

     This Lease may consist of a number of counterparts which when taken together constitute one and the same instrument.

20.14 CERTIFICATE

     A certificate signed by the Landlord or its solicitors or agent about a matter or about a sum payable to the Landlord in connection with this Lease is sufficient evidence of the amount or any other factual matter stated in the certificate in the absence of manifest error.

20.15 TRUST PROVISIONS

     Where the Tenant executes this Lease in the capacity of a trustee pursuant to any trust deed, will, deed of settlement, or other instrument whatsoever (in this clause THE TRUST DEED) such party (in this clause THE TRUSTEE) enters into this Lease for itself and as trustee of such trust and warrants to the Landlord that:

     (a)  as the Trustee it has power under the Trust deed to:

          (i)  enter into and execute this Lease; and

          (ii) be or become indebted to the Landlord and to enter into all other obligations in the manner and to the extent contemplated by this Lease.

     (b)  it is the sole trustee of the trusts created by the Trust Deed.

     (c) during the Term it will not without the prior written consent of the Landlord, which shall not be unreasonably withheld:

          (i) cause to vest or distribute prior to the final date for distribution under the Trust Deed the whole or any part of the trust property other than the income thereof;

          (ii) vary alter or revoke either wholly or in part any of the terms of or powers under the Trust Deed;

          (iii) appoint or procure or consent to or concur in the appointment of any person as a new or substitute or trustee under the Trust Deed;

          (iv) do any act or thing or omit to do any act or thing so as to harm or impair or be likely to harm the interest of the Landlord under this Lease.

20.16 APPLICATION OF RETAIL SHOPS LEGISLATION

     During any period when this Lease is a lease to which the Commercial Tenancy (Retail Shops) Agreement Act 1985 applies, the provisions of this Lease are subject to the provisions of that Act and any provision of this Lease which is prohibited, made void or otherwise unenforceable by that Act does not apply to the extent that the provision is so prohibited, made void or otherwise unenforceable, but without prejudice to the other provisions of this Lease which continue in full force and effect.

20.17 GOVERNING LAW

     This Lease shall be governed by the law of Western Australia and the parties hereto agree to submit to the jurisdiction of the courts of Western Australia in all matters arising out of this deed and any court hearing appeals from those courts. Each party unconditionally submits to the jurisdiction of the courts mentioned above and waives any right it has to object to an action being brought in any of those courts.

21.  GUARANTEE AND INDEMNITY

21.1 GUARANTEE

     The Guarantor irrevocably guarantees to the Landlord that the Tenant will make all payments due to the Landlord under this Lease on time and meet all the Tenant's other obligations under this Lease.

21.2 INDEMNITY

     In addition to the guarantee in clause 21.1, the Guarantor indemnifies and shall keep indemnified the Landlord against any loss and damage the Landlord suffers by reason of:

     (a) a failure by the Tenant to make a payment due to the Landlord under this Lease on time or to meet any of the Tenant's other obligations under this Lease; or

     (b) the Landlord being unable to enforce this Lease or any of its provisions for any reason.

21.3 GUARANTOR'S OBLIGATIONS NOT AFFECTED

     The obligations of the Guarantor to the Landlord under this guarantee and indemnity shall not be prejudiced or affected by any of the following:

     (a) the Landlord gives the Tenant extra time to make a payment or meet its obligations under this Lease or gives the Tenant some other indulgence;

     (b) a payment made by the Tenant or any other person is held to be a preference, is set aside by a court or is not effective because of operation of law;

     (c) the Landlord does not enforce or delays in enforcing any of its rights against the Tenant or the Guarantor under this Lease;

     (d) any variation or assignment of this Lease, or any extension, renewal or holding over of the Term, without the consent of the Guarantor;

     (e)  the expiration or determination of the Lease for any reason;

     (f) where the Tenant or any Guarantor is a natural person, the death of any one or more of them;

     (g) any Insolvency Event occurs in respect of the Tenant or the Guarantor or any one or more of them,

     (h) a change in the legal capacity, rights or obligations of the Tenant or the Guarantor or any one or more of them;

     (i) the Landlord obtains a judgment against the Tenant or any other person for money owed to the Landlord under this Lease;

     (j) in the event of any disclaimer of this Lease by a trustee, administrator or liquidator of the Tenant; or

     (k) the Landlord is unable to enforce this Lease or any provision of it against the Tenant for any reason.

21.4 GUARANTOR IS PRINCIPAL DEBTOR

     As between the Guarantor and the Landlord, the Guarantor is a principal debtor under this Lease and is liable to the Landlord jointly and severally with the Tenant.

21.5 CONTINUING OBLIGATIONS

     The Guarantor's obligations under this guarantee and indemnity continue until all money payable by the Tenant to the Landlord have been paid and all the other obligations of the Tenant have been met, provided that any payment by the Tenant or the Guarantor later avoided by any law shall be deemed not to have discharged the Guarantor's liability and in such event the Landlord, the Tenant and the Guarantor shall be restored to the rights which each respectively would have had if the payment had not been made.

21.6 NO NOTICE OR DEMAND REQUIRED

     The Landlord does not have to make demand on the Tenant before enforcing this guarantee and indemnity and is not obliged to give the Guarantor notice of any default by the Tenant.

21.7 PAYMENT BY GUARANTOR ON DEMAND

     The Guarantor must pay all money owing to the Landlord under this Lease on demand by the Landlord. The Guarantor's obligations under this guarantee and indemnity are not affected by any claim or right of set-off which the Guarantor may have against the Tenant or any other person.

21.8 GUARANTOR MUST NOT COMPETE WITH LANDLORD

     Whilst the Guarantor's obligations continue under this guarantee and indemnity:

     (a) if the Tenant becomes bankrupt or enters into any composition, arrangement or assignment in favour of creditors, or enters into liquidation, or has appointed under any statute or instrument, or by order of any court, an administrator, trustee or liquidator, the Guarantor must not prove in competition with the Landlord and the Guarantor shall hold in trust for the Landlord any such proof and claim.

     (b) the Guarantor must not recover from the Tenant any money the Tenant owes to the Guarantor.

     (c) the Guarantor must not enforce any debt or liability due by the Tenant to the Guarantor or any security which the Guarantor holds over any of the Tenant's assets, and the Guarantor shall hold in trust for the Landlord any such debt, liability and security. The Guarantor agrees to sign any document and do anything necessary to transfer such debt, liability and security to the Landlord and to enable the Landlord to enforce such debt, liability and security for its own benefit.

EXECUTED as a deed

The COMMON SEAL of ZBB TECHNOLOGIES,     )
LTD ACN 008 958 254                      )
was hereunto affixed by authority        )
of the Directors in the presence of :    )


--------------------------------------       -----------------------------------
Director's name                              Director's signature


--------------------------------------       -----------------------------------
Director/Secretary's name                    Director/Secretary's signature


SIGNED for and on behalf of ZBB ENERGY   )
CORPORATION ARBN 082 338 789             )   -----------------------------------
in accordance with section 127(1) of     )   Director's signature
the Corporations Law                     )

                                             -----------------------------------
                                             Director's name


--------------------------------------
Director/Secretary's signature

--------------------------------------
Director/Secretary's name

SIGNED by the said                       )
GEOFFREY DAVID HANN                      )
in the presence of:                      )   -----------------------------------
                                             Signature of Geoffrey David Hann


--------------------------------------
Witness signature


--------------------------------------
Name of witness

SIGNED by the said                       )
ROBERT JOHN PARRY                        )
in the presence of:                      )   -----------------------------------
                                             Signature of Robert John Parry


--------------------------------------
Witness signature


--------------------------------------
Name of witness


SIGNED by the said                       )
MICHAEL JOHN PALMER                      )
in the presence of:                      )   -----------------------------------
                                             Signature of Michael John Palmer


--------------------------------------
Witness signature


--------------------------------------
Name of witness


SIGNED by the said                       )
RICHARD ANDREW PAYNE                     )
in the presence of:                      )   -----------------------------------
                                              Signature of Richard Andrew Payne


--------------------------------------
Witness signature


--------------------------------------
Name of witness

DATED                                                                       2001

                                     BETWEEN

                               GEOFFREY DAVID HANN
                                ROBERT JOHN PARRY
                               MICHAEL JOHN PALMER
                            and RICHARD ANDREW PAYNE

                                  the Landlord

                              ZBB TECHNOLOGIES, LTD

                                   the Tenant

                                       AND

                             ZBB ENERGY CORPORATION

                                  the Guarantor

                                    Lease of
                              240 Barrington Road,
                                   Bibra Lake

                           RICHARD PAYNE & ASSOCIATES

                              Commercial Solicitors
          Level 2, Colord House, 33 Colin Street, West Perth, W.A. 6005
                Telephone 61 8 9481 0844 Facsimile 61 8 9481 2434
                      P.O. Box 1275, West Perth, W.A. 6872
                                    Australia
                          e-mail - rapayne@iinet.net.au

                                TABLE OF CONTENTS

LEASE SCHEDULE.............................................................    1
1.  LAND...................................................................    1
2.  PREMISES...............................................................    1
3.  TERM...................................................................    1
4.  RENT...................................................................    1
5.  RENT REVIEW DATES......................................................    1
6.  PERMITTED USE..........................................................    1
7.  PUBLIC RISK INSURANCE..................................................    1
8.  OPTION OF RENEWAL......................................................    1
9.  PAINTING...............................................................    2
10. ADDRESS OF PARTNERS....................................................    2
11. SPECIAL CONDITIONS.....................................................    2
    A. Approvals...........................................................    2
    B. Fitout..............................................................    2
    C. Assignment..........................................................    3
    D. Option to purchase Land.............................................    3
LEASE......................................................................    5
1. INTERPRETATION..........................................................    5
   1.1    DEFINITIONS......................................................    5
   1.2    INTERPRETATION...................................................    7
2. GRANT OF LEASE..........................................................    7
3. RENT....................................................................    7
   3.1    PAY RENT BY INSTALMENTS..........................................    7
   3.2    TIME FOR PAYMENT OF RENT.........................................    7
4. RENT REVIEW.............................................................    8
   4.1    CPI RENT REVIEW..................................................    8
   4.2    MARKET RENT REVIEW...............................................    8
   4.3    RENT MAY BE REVIEWED LATER.......................................    8
   4.4    RENT UNTIL REVIEW................................................    8
5. OPERATING EXPENSES......................................................    8
   5.1    PAYMENT OF OPERATING EXPENSES....................................    8
   5.2    DETERMINATION OF AMOUNT OF OPERATING EXPENSES....................    9
   5.3    UTILITY CHARGES..................................................    9
6. ASSIGNMENT AND SUB-LETTING..............................................    9
   6.1    PROHIBITION......................................................    9
   6.2    CHANGE IN SHARE HOLDING..........................................    9
   6.3    EXCLUSION OF STATUTORY PROVISIONS................................    9
7. OPERATION AND USE OF PREMISES...........................................    9
   7.1    USE..............................................................    9
   7.2    RESTRICTIONS ON USE..............................................    9
   7.3    CONDUCT OF BUSINESS..............................................   10
   7.4    SECURITY.........................................................   10
   7.5    SUITABILITY......................................................   10
   7.6    APPROVALS........................................................   10
   7.7    COMPLY WITH LEGISLATION..........................................   10
   7.8    SIGNS............................................................   10
   7.9    NOT TO ENCUMBER..................................................   10
   7.10   LICENCES.........................................................   11
8. INSURANCE AND INDEMNITIES...............................................   11
   8.1    TENANT TO EFFECT INSURANCE.......................................   11
   8.2    PRODUCE POLICIES.................................................   11
   8.3    MAINTAIN INSURANCE...............................................   11

   8.4    TENANT NOT TO PREJUDICE INSURANCE................................   11
   8.5    INDEMNITY........................................................   11
   8.6    RESTRICTIONS ON LIABILITY OF LANDLORD............................   12
9. REPAIR AND MAINTENANCE..................................................   12
   9.1    REPAIR BY TENANT.................................................   12
   9.2    MAINTAIN DRAINS..................................................   12
   9.3    LANDLORD MAY REPAIR IF FAILURE BY TENANT.........................   12
   9.4    ENTRY AND REPAIR BY LANDLORD.....................................   12
   9.5    KEEP CLEAN.......................................................   13
   9.6    ALTERATIONS......................................................   13
   9.7    NO STRUCTURAL REPAIR BY TENANT...................................   13
   9.8    PAINT............................................................   13
   9.9    MAKE GOOD DAMAGE.................................................   13
   9.10   NOT TO OVERLOAD THE STRUCTURE....................................   13
   9.11   PASS ON NOTICES TO LANDLORD......................................   13
10. LANDLORD'S RIGHTS AND OBLIGATIONS......................................   13
   10.1   QUIET ENJOYMENT..................................................   13
   10.2   STRUCTURAL REPAIR BY LANDLORD....................................   13
   10.3   EXECUTION OF WORKS...............................................   14
   10.4   INSPECTION BY PROSPECTIVE TENANTS OR PURCHASERS..................   14
   10.5   CHANGE OF LANDLORD...............................................   14
11. DEFAULT................................................................   14
   11.1   ESSENTIAL TERMS..................................................   14
   11.2   EVENT OF DEFAULT.................................................   14
   11.3   LANDLORD MAY TERMINATE LEASE.....................................   15
   11.4   DAMAGES FOR DEFAULT..............................................   15
   11.5   INTEREST.........................................................   15
12. TENANT'S OBLIGATIONS ON TERMINATION....................................   15
   12.1   YIELDING UP......................................................   15
   12.2   REMOVAL OF TENANT'S PROPERTY.....................................   16
   12.3   PROPERTY NOT REMOVED BY TENANT...................................   16
   12.4   KEYS.............................................................   16
13. DESTRUCTION OR DAMAGE..................................................   16
   13.1   DAMAGE OR DESTRUCTION BY FIRE OR OTHER CAUSE.....................   16
   13.2   NO ABATEMENT IF INSURANCE RENDERED INEFFECTIVE...................   16
   13.3   NON-REINSTATEMENT OF PREMISES....................................   16
14. OPTION TO RENEW........................................................   17
   14.1   TENANT'S RIGHT TO RENEW..........................................   17
   14.2   NOTICE OF EXERCISE...............................................   17
   14.3   LEASE FOR FURTHER TERM...........................................   17
   14.4   EXTENSION OF LEASE...............................................   17
   14.5   WHERE NO FURTHER TERM............................................   17
15. HOLDING OVER...........................................................   17
16. RESTRICTIONS ON REGISTRATION AND CAVEATS...............................   18
   16.1   NO REGISTRATION AND ABSOLUTE CAVEAT..............................   18
   16.2   SUBJECT TO CLAIM CAVEAT..........................................   18
17. COSTS AND EXPENSES.....................................................   18
   17.1   COSTS FOR PREPARATION............................................   18
   17.2   DEFAULT COSTS....................................................   18
   17.3   AMOUNT OF LEGAL COSTS............................................   18
   17.4   GOODS AND SERVICES TAX...........................................   18
18. NOTICES................................................................   19
   18.1   GIVING OF NOTICE.................................................   19
   18.2   TIME NOTICE GIVEN................................................   19

   18.3   SERVICE OF PROCESS...............................................   19
19. STRATATITLE PROVISIONS.................................................   19
   19.1   STRATA LOT.......................................................   19
   19.2   SUBDIVISION OR STRATA PLAN.......................................   20
20. GENERAL PROVISIONS.....................................................   20
   20.1   SEVERANCE........................................................   20
   20.2   MORATORIUM.......................................................   20
   20.3   CONSENTS AND APPROVALS...........................................   20
   20.4   WAIVER AND VARIATION.............................................   20
   20.5   EXERCISE OF RIGHTS...............................................   20
   20.6   FURTHER ASSURANCES...............................................   20
   20.7   STATUTORY POWERS.................................................   20
   20.8   ENTIRE AGREEMENT.................................................   20
   20.9   NO WARRANTY......................................................   20
   20.10  SPECIAL CONDITIONS...............................................   21
   20.11  PAYMENTS.........................................................   21
   20.12  ANTECEDENT BREACHES..............................................   21
   20.13  COUNTERPARTS.....................................................   21
   20.14  CERTIFICATE......................................................   21
   20.15  TRUST PROVISIONS.................................................   21
   20.16  APPLICATION OF RETAIL SHOPS LEGISLATION..........................   21
   20.17  GOVERNING LAW....................................................   21
21. GUARANTEE AND INDEMNITY................................................   22
   21.1   GUARANTEE........................................................   22
   21.2   INDEMNITY........................................................   22
   21.3   GUARANTOR'S OBLIGATIONS NOT AFFECTED.............................   22
   21.4   GUARANTOR IS PRINCIPAL DEBTOR....................................   22
   21.5   CONTINUING OBLIGATIONS...........................................   22
   21.6   NO NOTICE OR DEMAND REQUIRED.....................................   22
   21.7   PAYMENT BY GUARANTOR ON DEMAND...................................   23
   21.8   GUARANTOR MUST NOT COMPETE WITH LANDLORD.........................   23